UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 31, 2020

 ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
Commission File Number: 001-10212
2301 Patriot Blvd.
Glenview, IL 60026
(224) 521-8000
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1 par value	AXE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On January 10, 2020, Anixter International Inc., a Delaware corporation (“Anixter”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with WESCO International, Inc., a Delaware corporation (“WESCO”), and Warrior Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of WESCO (“Merger Sub”). On the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Anixter (the “Merger”), with Anixter surviving and continuing as the surviving corporation in the Merger and a wholly owned subsidiary of WESCO.

In connection with the Merger, on February 7, 2020, WESCO filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-236307), as amended by Amendment No. 1 to Form S-4, filed on March 4, 2020, and by Amendment No. 2 to Form S-4, filed on March 9, 2020, and declared effective on March 11, 2020 (as so amended, the “Registration Statement”), to register (a) the shares of WESCO common stock to be issued to Anixter stockholders in connection with the Merger, (b) the depositary shares representing a 1/1,000th interest in WESCO Series A preferred stock to be issued to Anixter stockholders in connection with the Merger and (c) the shares of WESCO Series A preferred stock to be issued to a depositary in connection with the Merger. The Registration Statement includes a prospectus of WESCO and proxy statement of Anixter (the “Proxy Statement/Prospectus”), which is dated as of March 11, 2020 and was filed with the SEC on March 11, 2020. Anixter commenced mailing the Proxy Statement/Prospectus to its stockholders on or about March 11, 2020.

Following the announcement of the Merger, three putative class action lawsuits (collectively, the “Stockholder Lawsuits”) were filed on behalf of purported stockholders of Anixter. On February 11, 2020, the first putative lawsuit was filed by a purported stockholder of Anixter in the United States District Court for the District of Delaware, captioned Shiva Stein v. Anixter International Inc. et al., Case 1:20-cv-00200, against Anixter and the members of Anixter’s board of directors (the “Anixter Board”). On February 25, 2020, the second putative lawsuit was filed by a purported stockholder of Anixter in the United States District Court for the District of Delaware, captioned Michael Kent v. Anixter International Inc. et al., Case 1:20-cv-00279, against Anixter, the members of the Anixter Board, WESCO and Merger Sub. On March 13, 2020, the third putative lawsuit was filed by a purported stockholder of Anixter in the United States District Court for the Southern District of New York, captioned Robert Bassie v. Anixter International Inc. et al., Case 1:20-cv-02272, against Anixter and the members of the Anixter Board. In general, the Stockholder Lawsuits assert claims against Anixter and the members of the Anixter Board, alleging, among other things, that the defendants failed to make adequate disclosures in the Proxy Statement/Prospectus. Anixter believes that the allegations in the Stockholder Lawsuits are without merit.

While Anixter believes that the disclosures set forth in the Proxy Statement/Prospectus comply fully with applicable law, to moot plaintiffs’ disclosure claims, to avoid nuisance, potential expense and delay, and to provide additional information to Anixter’s stockholders, Anixter and WESCO have determined to voluntarily supplement the Proxy Statement/Prospectus with the below disclosures. Nothing in the below supplemental disclosure shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or in the Proxy Statement/Prospectus. To the contrary, Anixter denies all allegations in the litigation that any additional disclosure was or is required.

SUPPLEMENTAL DISCLOSURES

The following information supplements the Proxy Statement/Prospectus, and should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety, including the annexes thereto. All page references in the information below are references to pages in the Proxy Statement/Prospectus, and the terms used below have the meanings set forth in the Proxy Statement/Prospectus.

The following sentence is hereby added to the end of the sixth full paragraph on page 68 of the Proxy Statement/Prospectus:

“The standstill provisions in this non-disclosure agreement do not prohibit CD&R from making private offers to the Anixter Board.”

The following sentence is hereby added to the end of the third full paragraph on page 74 of the Proxy Statement/Prospectus:

“None of the confidentiality agreements entered into with prospective buyers contained a “standstill” provision.”

The following sentence is hereby added to the end of the seventh full paragraph on page 87 of the Proxy Statement/Prospectus:

"Subsequent to Wells Fargo Securities rendering its oral opinion to the Anixter Board and delivering its written opinion to the Anixter Board confirming such oral opinion, Wells Fargo Securities and its affiliates have agreed to participate in the financing for the planned asset-based loan, with respect to which they will receive aggregate fees of approximately $165,000, and for the accounts receivable securitization facility, for which it is estimated they will receive aggregate fees of approximately $250,000."

The following text and table are hereby added immediately after the first table on page 94 of the Proxy Statement/Prospectus:

“Anixter also provided the following financial projections (expressed in millions) relating to Anixter to Centerview and Wells Fargo Securities for their use and reliance in connection with their respective financial analyses and opinions.”

	2020E	2021E	2022E	2023E	2024E
Total Revenue	$9,208	$9,584	$9,981	$10,389	$10,817
EBIT	419	459	510	569	598
Taxes	(115)	(126)	(139)	(155)	(163)
Net Operating Profit After Tax	$305	$334	$371	$413	$435
Depreciation/Amortization	74	76	78	79	81
Capital Expenditures	(55)	(59)	(54)	(54)	(54)
Change in Net Working Capital	(57)	(41)	(41)	(57)	(58)
Other	(34)	(11)	(6)	(1)	1
After-Tax Unlevered Free Cash Flow	$234	$299	$348	$381	$405

The first sentence in the paragraph immediately before the second table on page 95 of the Proxy Statement/Prospectus is hereby amended and restated to read as follows:

“The two tables below summarize the adjusted WESCO prospective financial information for each fiscal year indicated below (expressed in millions).”

The following table is hereby added immediately after the second table on page 95 of the Proxy Statement/Prospectus:

	2020E	2021E	2022E	2023E	2024E
Total Revenue	$8,608	$8,926	$9,275	$9,673	$10,031
EBIT	356	394	428	470	504
Taxes	(78)	(91)	(98)	(108)	(116)
Net Operating Profit After Tax	$278	$304	$330	$362	$388
Depreciation/Amortization	62	63	65	67	68
Capital Expenditures	(38)	(36)	(36)	(36)	(36)
Change in Net Working Capital and Other	(68)	(73)	(79)	(85)	(92)
After-Tax Unlevered Free Cash Flow	$234	$258	$280	$307	$328

The following text and table are hereby added immediately after the above newly inserted third table on page 95 of the Proxy Statement/Prospectus:

“Anixter also provided the following financial projections (expressed in millions) relating to the combined company to Centerview and Wells Fargo Securities for their use and reliance in connection with their respective financial analyses and opinions.”

	2020E	2021E	2022E	2023E	2024E
After-Tax Unlevered Free Cash Flow
Anixter	$234	$299	$348	$381	$405
WESCO	$234	$258	$280	$307	$328

Pre-Tax Synergies	$67	$133	$200	$200	$200
Cost to Achieve	(150)	(100)	—	—	—
Net Synergies	$(83)	$33	$200	$200	$200
After-Tax Impact of Synergies	(60)	24	145	145	145
After-Tax Unlevered Free Cash Flow of the Combined Company	$408	$582	$773	$834	$878

The final bullet on page 98 of the Proxy Statement/Prospectus is hereby amended and restated in its entirety to read as follows:

“In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things: certain cost savings and operating synergies projected by the management of Anixter to result from the transactions contemplated by the merger agreement furnished to Centerview by Anixter for purposes of Centerview’s analysis (which are referred to in this summary of Centerview’s opinion as the “synergies” and are described in the section entitled “The Merger—Certain Unaudited Prospective Financial Information).””

The fourth sentence of the fourth paragraph on page 113 of the Proxy Statement/Prospectus is hereby amended and restated in its entirety to read as follows:

“Wells Fargo Securities or its affiliates are also an agent and a lender to one or more of the credit facilities of Anixter, WESCO and certain of its affiliates, for which Wells Fargo Securities and its affiliates have received aggregate compensation of approximately $1.1 million from Anixter and its affiliates and compensation of approximately $3.1 million from WESCO and its affiliates during the two years preceding the date of Wells Fargo Securities’ written opinion.”

Forward-Looking Statements
All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected completion and timing of the proposed transaction between WESCO and Anixter, expected benefits and costs of the proposed transaction, and management plans relating to the proposed transaction, and statements that address Anixter’s expected future business and financial performance and other statements identified by words such as anticipate, plan, believe, estimate, intend, expect, project, will and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of Anixter’s management as well as assumptions made by, and information currently available to, Anixter’s management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Anixter’s and Anixter’s management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Certain of these risks are set forth in Anixter’s Annual Report on Form 10-K for the fiscal year ended January 3, 2020, which was amended by Amendment No. 1 on Form 10-K/A filed with the SEC on March 9, 2020, the Proxy Statement/Prospectus and Anixter’s other reports filed with the SEC.

These risks, uncertainties and assumptions also include the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction between WESCO and Anixter that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Anixter may not adopt the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of WESCO’s common stock or Anixter’s common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of WESCO or Anixter to retain customers and retain and hire key personnel and maintain relationships with their suppliers, customers and other business relationships and on their operating results and businesses generally, the risk that the pending proposed transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Anixter’s control.

Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transaction, on each of March 4, 2020 and March 9, 2020, WESCO filed with the SEC an amendment to the registration statement originally filed on February 7, 2020, which includes a prospectus of WESCO and a proxy statement of Anixter, and each party will file other documents regarding the proposed transaction with the SEC. The Registration Statement was declared effective by the SEC on March 11, 2020 and the Proxy Statement/Prospectus has been mailed to Anixter’s stockholders. INVESTORS AND SECURITY HOLDERS OF WESCO AND ANIXTER ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC (WHEN THEY BECOME AVAILABLE) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WESCO, ANIXTER AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement, Proxy Statement/Prospectus and other documents filed with the SEC by WESCO or Anixter through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by WESCO will be available free of charge on WESCO’s website at wesco.investorroom.com/sec-filings and copies of the documents filed with the SEC by Anixter will be available free of charge on Anixter’s website at investors.anixter.com/financials/sec-filings.

Participants in the Solicitation
WESCO and Anixter and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies from Anixter shareholders with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of WESCO is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 24, 2020, and amended by Amendment No. 1 on Form 10-K/A filed with the SEC on March 9, 2020. Information about the directors and executive officers of Anixter is set forth in its Annual Report on Form 10-K for the year ended January 3, 2020, which was filed with the SEC on February 20, 2020, and amended by Amendment No. 1 on Form 10-K/A filed with the SEC on March 9, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction is included in the Registration Statement and Proxy Statement/Prospectus and will be included in other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.

March 31, 2020	By:	/s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President - Finance
and Chief Financial Officer